21. Minimum Regulatory Capital Requirements (Tables)	12 Months Ended
Dec. 31, 2015
Farmland, real estate secured impaired loans, fair value disclosure
Schedule of Capital Ratios as Required by Regulators
	Actual		To Be Well Capitalized under Prompt Corrective Action Provisions
	Amount	Ratio	Amount	Ratio

As of December 31, 2015:
Total Risk-Based Capital (to Risk-Weighted Assets)	$49,588	12,55%	$39,506	=>10%
Common Equity Tier 1 Capital to Risk Weighted Assets	44,573	11.28%	25,679	=>6.5%
Tier 1 Capital (to Risk-Weighted Assets)	44,573	11.28%	31,605	=>8%
Tier 1 Capital (to Adjusted Total Assets -Leverage	44,573	7.33%	30,422	=>5%

As of December 31, 2014:
Total Risk-Based Capital (to Risk-Weighted Assets)	$51,184	14.19%	$28,861	=>10%
Tier 1 Capital (to Risk-Weighted Assets)	46,663	12.93%	14,430	=>6%
Tier 1 Capital (to Adjusted Total Assets) -Leverage	46,663	7.71%	24,196	=>5%